Exhibit 99.1

NASDAQ:CNAT

December 3, 2013

Conatus

Pharmaceuticals

Piper Jaffrey Healthcare Conference

Caution on Forward-Looking Statements

Special Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings made with the Securities and Exchange Commission from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.

All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

December 3, 2013 Piper Jaffray Healthcare Conference

Conatus

Pharmaceuticals

Conatus Pharmaceuticals

San Diego-Based Biotech (NASDAQ:CNAT)

Focused on extending and improving the lives of patients with liver disease Lead compound: Emricasan

First-in-class, orally active pan-caspase protease inhibitor

Dual mechanism of action applies to entire spectrum of liver disease

In Phase 2b development for rare, catastrophic liver failure

High unmet medical need; attractive market potential

Filings planned for US and EU; ROW likely to be partnered

Potential to pursue larger disease populations

Extensive expertise in caspase inhibition and strong IP position Well-funded to key inflection points

December 3, 2013 Piper Jaffray Healthcare Conference

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Pharmaceuticals

Unmet Need in Liver Disease

Acute-on-Chronic Liver Failure (ACLF) Chronic Liver Failure (CLF) HCV-Post Orthotopic Liver Transplant (HCV-POLT)

HCV-Treatment Failure (HCV-TF) Nonalcoholic Steatohepatitis (NASH) Acute Liver Disease (ALD)

Non-Alcholic Fatty Liver Disease (NAFLD) Viral Hepatitis Other Chronic Liver Diseases (CLD)

~200,000 PATIENTS

~ 35 MILLION

PATIENTS

~ 160 MILLION PATIENTS

16,000 Americans on waiting list for liver transplant1 More than 1,700 die waiting for liver transplant every year 1

Overall, chronic liver disease and cirrhosis cause ~32,000 deaths per year in the US2 and ~170,000 deaths per year in the EU3

1. Organ Procurement and Transplantation Network 2. Centers for Disease Control and Prevention 3. World Health Organization

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Emricasan is a Pan-Caspase Inhibitor

	Caspase	IC_{50} (nM)	Activation Mechanism	Functions	Clinical Biomarker Readout
	INITIATORS				
Apoptosis	Caspase-2	20.0	ER stress	Activate executioner caspases	**Caspase 3/7**
	Caspase-8	0.2	Receptor mediated	Death receptor signaling, cell proliferation and non-enzymatic functions	**Caspase 3/7**
	Caspase-10	1.4	Receptor mediated	Death receptor signaling	**Caspase 3/7**
	Caspase-9	0.3	Cytochrome c / apoptosome	Caspase 3/7 activation – post-mitochondrial stress	**cCK18 and Caspase 3/7**
	EXECUTIONERS				
Apoptosis	Caspase-3	2.0	Caspase-8 and 9	Cleavage of cellular substrates	**cCK18**
	Caspase-6	4.0	Caspase-3 and 7	Cleavage of cellular substrates	**cCK18**
	Caspase-7	0.2	Caspase-8 and 9	Cleavage of cellular substrates	**cCK18**
	ACTIVATORS				
Inflammation	Caspase-1	0.4	Inflammasome complex	IL-1β and IL-18 maturation	**ALT and IL-18**
	Caspase-4	0.06	Inflammasome complex	IL-1β and IL-18 maturation	**ALT and IL-18**
	Caspase-5	0.01	Inflammasome complex	IL-1β and IL-18 maturation	**ALT and IL-18**

December 3, 2013 Piper Jaffray Healthcare Conference 5

Two Key Biomarkers of Liver Disease

Alanine aminotransferase (ALT) and cleaved Cytokeratin 18 (cCK18) implicated in liver disease severity and progression

ALT: Clinically important and validated biomarker

Liver disease causes ALT release into blood, resulting in elevated levels Routinely used as a marker of generalized liver damage and inflammation

cCK18: Mechanism-specific biomarker of apoptosis and caspase activity

Apoptosis results in release of cCK18 into the blood stream

Independent studies have demonstrated clinical utility of cCK18 as a marker in ACLF, CLF, HCV-POLT and other indications

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Pharmaceuticals

Liver Disease Pathogenesis

APOPTOTIC CASPASE ACTIVATION

ACTIVATED CASPASES

2 | 3 | 6 | 7 | 8 | 9 | 10

Measured as serum cCK18

INSULT

Excessive Apoptosis Plus Excessive Inflammation

Liver Fibrosis Cirrhosis/Decompensation

INFLAMMATORY CASPASE ACTIVATION

ACTIVATED CASPASES

1 | 4 | 5

Measured as serum ALT

December 3, 2013

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Caspases are the Key

APOPTOTIC CASPASE ACTIVATION

ACTIVATED CASPASES

2 | 3 | 6 | 7 | 8 | 9 | 10

Measured as serum cCK18

INSULT

Excessive Apoptosis

Plus Excessive Inflammation

Liver Fibrosis Cirrhosis/Decompensation

INFLAMMATORY CASPASE ACTIVATION

ACTIVATED CASPASES

1 | 4 | 5

Measured as serum ALT

December 3, 2013

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Excessive Apoptosis and Inflammation Reduced

APOPTOTIC CASPASE ACTIVATION

ACTIVATED CASPASES

2 | 3 | 6 | 7 | 8 | 9 | 10

Measured as serum cCK18

INSULT

EMRICASAN

Rapid and sustained reductions in elevated biomarkers of apoptosis and inflammation

INFLAMMATORY CASPASE ACTIVATION

ACTIVATED CASPASES

1 | 4 | 5

Measured as serum ALT

December 3, 2013 Piper Jaffray Healthcare Conference

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Pre-Clinical Data

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Pharmaceuticals

Oral Emricasan Reduces Caspase Activity

Emricasan demonstrates high selectivity for caspases with potent inhibition of apoptosis and inflammation following oral dosing

Reduces ALT Reduces Caspase Activity Orally Effective

100

100 *p<0.05

g/hr) 100

0.75

75 ED50 =0.08 (0.06-0.12) mg/kg rfu/ PO

control) ( control) 75

Fas 0. * IP

- 50

50

of Activity ALT Gln/LPS 50 * *

(% D-

ALT 25 Caspase 0.25 of 25 *

(%

Control

0.0 0.00 0

0.03 0.1 0.3 1.0 3.0 0.0 0.03 0.1 0.3 1.0 3.0 Vehicle IDN-6556 Vehicle 1 mg/kg 3 mg/kg 10 mg/kg 10 mg/kg

Dose (mg/kg) IDN-6556 (mg/kg) IDN-6556

D-Gln/LPS

Hoglen, N.C. et al. Characterization of IDN-6556 (3-{2-(2-tert-Butylphenylaminooxalyl)-amino]-propionylamino}-4-oxo-5-(2,3,5,6-tetrafluoro-phenoxy)-pentanoic Acid):a Liver-Targeted Caspase Inhibitor. JPET May 2004 vol. 309 (2):634-640.

December 3, 2013 Piper Jaffray Healthcare Conference

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Emricasan Reduces Liver Fibrosis

Emricasan Caspase Inhibition Reduces Hepatic Injury and Fibrosis

BDL Sham (10 days)

Saline

IDN-6556

Reduces Fibrosis

% 50

area, 40 * p<0.001

positive 30

20

red * p<0.001 * p<0.003

Sirius 0

Sham BDL Sham BDL

Saline IDN-6556

Canbay, A et al. The Caspase Inhibitor IDN-6556 Attenuates Hepatic Injury and Fibrosis in the Bile Duct Ligated Mouse. Journal of Pharmacology and

Experimental Therapeutics April 2004; 308(3):1191-6.

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Clinical Experience

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Emricasan Clinical Experience to Date

Studied 500+ patients

Six Phase 1 trials conducted in the US, EU and Asia

Predominately healthy volunteers

Four randomized, placebo-controlled Phase 2 trials conducted in the US and EU

Included patients with liver diseases due to a variety of causes

Emphasis on HCV infection

Clinically relevant results

Reproducible reductions in elevated biomarkers of inflammation and apoptosis

December 3, 2013 Piper Jaffray Healthcare Conference

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Emricasan Reduces Key Biomarkers

Phase 2b Studies

Statistically significant, consistent, rapid and sustained reductions in elevated levels of ALT and cCK18

Use of ALT in clinical trials:

Elevation at baseline: identifies patients with liver disease Reduction in elevated levels: primary endpoint in completed Phase 2 trials

Use of cCK18 levels in clinical trials:

Reduction in elevated levels: key biomarker in Phase 2b and planned trials

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Clinical Programs

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Acute-on-Chronic Liver Failure (ACLF)

Rapid Deterioration of Liver Function

Follows acute event in patients with underlying cirrhosis

~45% likely to die, progress to next organ failure, or require transplant within 28 days

Current intervention involves treatment of underlying cause of acute event and support for failing organs

Liver transplantation may be required to improve survival and QOL

~150,000 patients in US and EU

NEED: Prevent catastrophic organ failure

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ACLF

Emricasan Phase 2b

- 60-patient, 28-day PK study



Screening Phase
Screen
Hospital Admission
RANDOMIZATION
Treatment Phase
Emricasan: 5 mg BID N=15
Emricasan: 25 mg BID N=15
Emricasan: 50 mg BID N=15
Placebo BID N=15
Day 1
M1 / Day 28
Follow-Up Phase
Follow-Up
M2
M3 & M6

- Objectives:
  - Confirm safe dose
  - Changes in organ function (creatinine, bilirubin, INR)
  - Changes in biomarkers (ALT, cCK18, Caspase 3/7, IL-18)
  - Time to clinical worsening (TTCW)
- **Trial initiated September 2013**

Conatus Pharmaceuticals

December 3, 2013 Piper Jaffray Healthcare Conference 18

ACLF Phase 2b: Goals

Identify a safe dose for Phase 3 studies

Understand the PK and PD in this population

Support for End of Phase Two/Scientific Advice regulatory meetings

Provide exploratory information on efficacy

Relationship between reductions in biomarkers and improvement in functional parameters and time to clinical worsening Data to support dosing in patients with mild to severe hepatic impairment

Understand the complexities of the patient population to inform Phase 3

Clinical event rate

Regional variation in co-morbidities and concomitant medications Challenges of conducting studies in the population Heterogeneity of population based on disease etiology

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Severe Renal Impairment

Organ Failure Progression

Rationale

Renal impairment is a frequent complication in both ACLF and CLF

Kidney usually next organ to fail after liver (Hepatorenal syndrome)

ACLF Phase 2b study expected to provide data in mild to moderate renal impairment, but not severe

Data in severe renal failure needed

NEED: Broaden ACLF and CLF treatment populations

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Severe Renal Impairment

Emricasan Phase 1b Study

Goals

Evaluate PK in this population Evaluate safety and tolerability Generate data to address:

Potential to broaden eligibility in future studies

Any need for dose adjustment in this patient population

Logistics

2 Phase 1 units in US

8 patients per group with 8 matching controls (N=16)

Open label study

Single 50 mg dose

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Chronic Liver Failure (CLF)

Late-stage Liver Disease

Rationale for Chronic Liver Failure/Chronic cirrhosis study

Include patients with late-stage liver failure

Different etiologies

Both listed and not suitable for listing for transplant

Ideal would be 1 study with both populations

Number of subjects ~100

Severe renal failure data can allow sicker patients into the study

Could potentially use the study to support ACLF MAA/NDA

~10,000 patients in US and EU

NEED: Provide more time to obtain liver transplant

December 3, 2013 Piper Jaffray Healthcare Conference

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CLF – A Separate and Distinct Indication

CLF patients may be compensated or decompensated with different prognosis

At risk of developing ACLF

Not as critically ill as the ACLF population

Different study endpoints may be applicable

Example: transplant is a good outcome for emricasan in CLF, but not in ACLF

May require different dosing durations

ACLF – get patient through the acute crisis period

CLF – keep patients as healthy as possible prior to liver transplantation

December 3, 2013 Piper Jaffray Healthcare Conference

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Study Dependencies Between

ACLF, CLF and Severe Renal Impairment

1Q14 2Q14 3Q14 4Q14

ACLF Phase 2b

Early ACLF

Data Pull

for

Regulatory

Filings

Repeat Severe Renal at

Lower Dose

If PK Concerns If No PK Concerns

Severe Renal Impairment Proceed to CLF

at 50 mg Phase 2b

If No PK Concerns

Proceed to CLF Phase 2b

December 3, 2013 Piper Jaffray Healthcare Conference

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HCV-Post Orthotopic Liver Transplant (HCV-POLT)

Rapid Progression of Fibrosis

Significant risk of accelerated fibrosis in transplanted livers of patients with HCV

Residual HCV immediately infects new liver

~55% likely to progress at least 1 stage on Ishak Fibrosis Score within 2 years

Current treatments focus on underlying HCV infection

Even with newer HCV antivirals, number of transplants needed is likely to significantly exceed available organs

~50,000 patients in US and EU

STATUS

Delayed Phase 2b/3 trial: Data suggesting potential curative therapy with new HCV antivirals pose recruitment challenges

Will continually evaluate future clinical trial options

December 3, 2013 Piper Jaffray Healthcare Conference

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Larger Market Opportunity

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Nonalcoholic Steatohepatitis (NASH)

An Emerging Opportunity

Preclinical studies suggest a therapeutic opportunity for emricasan in NASH

Compelling preclinical data in models of NASH and NAFLD

NASH study in patients with fibrosis is a challenge:

Fibrosis progression rate not characterized

Unlike HCV-POLT, longitudinal data patient databases are not yet available Some insight may come from ongoing studies (i.e. Gilead Phase 2 studies)

Potential for emricasan as fast follower to more advanced programs

December 3, 2013 Piper Jaffray Healthcare Conference

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Emricasan Preclinical Data in NASH

In experimental models of NASH, emricasan inhibited apoptosis, fibrosis and inflammation

Reduced fibrosis in the Choline Deficient Amino Acid Defined Diet (CDAA) Model of NASH

Chow CDAA Placebo

CDAA Treated Chow CSAA Treated Placebo

12 *

10

Total 8

6

Fibrosis 4

% 2

0

* p<0.05

* CSAA: Choline Supplemented Amino Acid Defined Diet (Control Group)

December 3, 2013 Piper Jaffray Healthcare Conference

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Emricasan Preclinical Data in NAFLD

- In a High Fat Diet (HFD) model of NAFLD, emricasan resolved hepatic steatosis, improved metabolic parameters manifested by reductions in insulin levels and fasting glucose, and reduced inflammation in adipose tissue

Resolution of Hepatic Steatosis

HFD Placebo



HFD Treated



Reduced Insulin Levels and Insulin Resistance


HFD - Placebo
HFD - Treated
NC
Insulin (ng/ml)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
*
*p<0.05
HOMA (ng/dL)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
*
*p<0.05

The homeostasis model assessment (HOMA), based on plasma levels of fasting glucose and insulin, has been widely validated and applied for quantifying insulin resistance and β-cell function

December 3, 2013 Piper Jaffray Healthcare Conference 29

NASH Program

Characterize the effect of emricasan on cCK18 and ALT in patients with fatty liver disease

cCK18 becoming an accepted clinical biomarker in NAFLD and NASH 28 days of dosing in approximately 40 patients with carefully defined inclusion criteria Study initiation targeted for 1H14

Use data to explore whether activity is similar to that seen in HCV population

If so, use the dose response rationale for HCV for NASH program

December 3, 2013 Piper Jaffray Healthcare Conference

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Tip of a Very Large Iceberg?

ACLF, CLF, & HCV-POLT
~200,000 patients



While ACLF and CLF represent large unmet and important medical needs….

HCV-TF, NASH, ALD
~35 million patients

NAFLD, Viral Hepatitis, Other Chronic Liver Diseases
~160 million patients

Emricasan may have much broader therapeutic potential in liver disease

December 3, 2013 Piper Jaffray Healthcare Conference 31

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Pharmaceuticals

Summary

Emricasan Development

Indication Preclinical Phase 1 Phase 2 Phase 3 Next Milestone

Acute-on- Phase 2b trial

Chronic Liver

Failure (ACLF) initiated Sept. 2013

Severe Renal Phase 1b trial to

Impairment initiate 1H14

Chronic Phase 2b trial to

Liver initiate 2H14

Failure (CLF)

Phase 2b trial to

NASH/NAFLD initiate 1H14

Exploring clinical trial

HCV-POLT options

Also supporting a pilot clinical study funded by National Institute on Alcohol Abuse and Alcoholism (NIAAA) in patients with alcoholic hepatitis

December 3, 2013 Piper Jaffray Healthcare Conference

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Financials

Balance Sheet as of September 30, 2013

Cash, cash equivalents and short-term investments

$59,591,948

Note payable $ 1,000,000

Accounts payable & accrued compensation $ 1,155,610

Stockholders’ equity $ 58,086,150

Common shares outstanding at October 31, 2013: 15,619,879

Planned use of IPO Proceeds

$4.7M—ACLF Phase 2b study $4.5M—CLF Phase 2b study

Remainder to fund the further clinical development of emricasan and for working capital and general corporate purposes

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Executive Management Team

Steven J. Mento, PhD

Co-founder, President &

Chief Executive Officer

Charles J. Cashion

Co-founder, SVP Finance &

Chief Financial Officer

Alfred P. Spada, PhD

Co-founder, SVP R&D & Chief Scientific Officer

Gary C. Burgess, MD

SVP Clinical Research & Chief Medical Officer

December 3, 2013 Piper Jaffray Healthcare Conference

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Value Proposition

Emricasan is first-in-class, oral pan-caspase protease inhibitor

Caspases play central role in underlying mechanism of disease in liver Key biomarkers demonstrate clinical effect

Clinical programs in areas of high unmet medical need, attractive market potential

Near-term milestones; US and EU filings planned

Potential to treat across entire spectrum of liver disease

Conatus has extensive experience in caspase inhibition and strong IP position

Successful IPO; well-funded to near-term milestones

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THANK YOU!

www.conatuspharma.com

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NASDAQ:CNAT